UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. ROPES & GRAY LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2014

Date of reporting period:	December 1, 2013 — May 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PIMEX

# Putnam Intermediate-Term Municipal Income Fund

## Semiannual report
## 5|31|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Intermediate-Term Municipal Income Fund

Semiannual report
5 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16
Shareholder meeting results	36

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The performance of financial markets in the first half of 2014 has been marked by a significant degree of stability. Investors have regained a positive outlook as economic growth has improved after the setbacks of a harsh winter. The S&P 500 Index and the Dow Jones Industrial Average have risen to record highs, while Treasury yields have gradually sunk lower. Meanwhile, accommodative central bank policies in the United States and elsewhere continue to foster positive sentiment, notwithstanding the fact that the U.S. Federal Reserve has gradually begun to taper its monthly bond purchases.

The relative calm in financial markets contrasts with new disruptions in global affairs. The outbreaks of violent conflict in Ukraine and Iraq have contributed new uncertainties, particularly with regard to energy prices. Markets have generally taken the initial phases of these events in stride, but the risks that these events pose warrant monitoring.

Complex market conditions reinforce why investors can benefit from seeking advice and maintaining a long-term perspective for their financial programs, rather than responding to short-term market movements. Putnam is prepared to serve investors’ goals through a commitment to ongoing fundamental research and a willingness to incorporate new ways of thinking in its investment strategies. This stance has had a positive impact on performance: Barron’s ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending December 2013.

We encourage you to periodically meet with your financial advisor to discuss the range of investment strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — important considerations as you work toward your investment goals.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 8, 2014

How Barron’s ranked the fund families:

The Barron’s/Lipper Fund Family Ranking published February 8, 2014, ranked Putnam 1 out of 61 for 2009, 14 out of 57 for 2010, 57 out of 58 for 2011, 1 out of 62 for 2012, and 2 out of 64 for 2013 for the 1-year period with funds in five categories: U.S. equity, world equity, mixed asset, taxable bond, and tax-exempt bond. Putnam ranked 43 out of 54 and 46 out of 48 for the 5- and 10-year periods ending 2009, 41 out of 53 and 38 out of 46 for the 5- and 10-year periods ending 2010, 49 out of 53 and 41 out of 45 for the 5- and 10-year periods ending 2011, 27 out of 53 and 36 out of 46 for the 5- and 10-year periods ending 2012, and 2 out of 55 and 32 out of 48 for the 5- and 10-year periods ending 2013, respectively. Only funds with at least one year of performance were included. Returns were calculated minus the effects of sales charges and 12b-1 fees. Rankings were asset weighted, so larger funds had a greater impact on a fund family’s overall ranking, and then weighted by category, with each category assigned a percentage. Past performance is not indicative of future results. Barron’s is a registered trademark of Dow Jones & Company. Lipper ranked Putnam Intermediate-Term Municipal Income Fund 56% (113/203) for the 1-year period, as of 6/30/14, in the Intermediate Municipal Debt Funds category. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper.

Putnam Intermediate-Term Municipal Income Fund

# Municipal bonds can play a key role in a tax-smart investment plan

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Intermediate-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

The fund invests mainly in bonds that have intermediate-term maturities from 3 to 10 years and are investment grade in quality. The portfolio managers can select bonds from a variety of state and local governments. Because a state's fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

## The fund's portfolio managers have worked together at Putnam since 1994.

**Thalia Meehan, CFA**
Portfolio Manager

**Paul M. Drury, CFA**
Portfolio Manager

**Susan A. McCormack, CFA**
Portfolio Manager

## Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 5/31/14 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.29% ($730)
2.78% ($1,573)
4.10% ($2,320)
Treasuries
Investment-grade corporates
Municipal bonds

*Source: Putnam, as of 5/31/14. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.*

## Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.07%
7.55%
Municipal bonds
Corporate bonds

*Source: Moody's, U.S. Municipal Bond Defaults and Recoveries, 1986–2013 (May 2014).*

2 Intermediate-Term Municipal Income Fund

Intermediate-Term Municipal Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 5/31/14

The fund — class A shares before sales charge
Putnam Intermediate-Term Municipal Income Fund (PIMEX)
Fund's benchmark
Barclays 7-Year Municipal Bond Index
Fund's Lipper peer group average
Intermediate Municipal Debt Funds
1.61
2.52
1.56
2.01
3.13
2.24
3.22
3.91
4.07
LIFE OF FUND (since 3/18/13)
1 YEAR
6 MONTHS*

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4     Intermediate-Term Municipal Income Fund

Interview with your fund’s portfolio manager

Susan A. McCormack, CFA

Susan, what was the municipal bond market environment like during the six months ended May 31, 2014?

The reporting period proved to be a favorable environment for municipal bonds, which were supported by low supply, strong demand, and, in general, falling interest rates. The asset class lost ground slightly in December as questions about the Federal Reserve’s monetary policy and isolated credit situations in the municipal market — most notably Detroit’s bankruptcy and Puerto Rico’s credit challenges — distracted investors from what we believe were improving underlying fundamentals in the asset class. The municipal markets reversed course in January, posting a gain of almost 2% for the month, as measured by the Barclays Municipal Bond Index. This strong monthly return was sparked by a rally in interest rates, as investors moved to a risk-off mode around fears surrounding weaker-than-anticipated economic data and developing stress in emerging markets.

In February, with the U.S. debt ceiling debate settled until March 2015, the environment for the credit markets continued to improve. The positive momentum flowed into March, making the first quarter of 2014 one of the three best for the asset class in the past 20 years. March also saw fiscally strained Puerto Rico come to market with its $3.5 billion in G.O. [general obligation] bonds — the largest bond issuance on record, which was met with solid demand. In April

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/14. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Intermediate-Term Municipal Income Fund     5

and May, municipal bond prices climbed higher as broader economic data started to pick up and market technicals [supply/demand factors] continued to be a tailwind and helped support bond prices.

Given the favorable market conditions during the reporting period, municipal bonds outperformed Treasuries, longer-maturity bonds led shorter-term bonds, and higher-risk assets outperformed lower-risk assets.

What contributed to the favorable technicals in the municipal bond market?

Municipal bond issuance, which has been trending down in recent years, continued at a modest pace, and this was beneficial for municipal bond prices. The modest level of new supply has not kept pace with the solid demand from traditional tax-sensitive retail investors as well as from crossover taxable buyers drawn to the competitive yields and attractive relative value offered by this asset class rather than its tax benefit. Meanwhile, inflows to tax-free mutual funds, an important measure of demand, turned slightly positive in the first quarter of 2014 — primarily in tax-free high-yield bond funds. April and May saw a continuation of strong investor interest. All told, with interest rates still low and fundamental credit quality improving, there was greater investor appetite for the yields offered by the relatively riskier municipal bonds further out on the maturity spectrum compared with those with shorter-term maturities, such as the securities held by the

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 5/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Intermediate-Term Municipal Income Fund

“Investments with moderate
interest-rate sensitivity can play a
valuable role in a diversified portfolio
by helping to soften the volatility of
returns.”

Susan McCormack

fund, as well as for those in the lower-rated, higher-yielding sectors.

How did the fund perform against this backdrop?

With its focus on intermediate-term municipal bonds with maturities, on average, of 3 to 10 years, the fund continued to offer a more competitive tax-exempt yield than shorter-term tax-free investments but with lower duration, or less sensitivity to interest-rate changes, than longer-maturity municipal bonds.

For the six months ended May 31, 2014, Putnam Intermediate-Term Municipal Income Fund generated positive returns but lagged its benchmark, the Barclays 7-Year Municipal Bond Index, and the average return of its Lipper peer group. We attribute this result to the portfolio’s emphasis on high-quality bonds as well as its duration positioning that limited the fund’s ability to participate in the rally that was driven by lower interest rates and more speculative investments.

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/14. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Intermediate-Term Municipal Income Fund     7

What strategies or holdings influenced the fund’s performance during the reporting period?

While we looked for investments that allowed us to extend maturities further out on the tax-exempt yield curve to lock in attractive rates for longer periods, we kept the fund’s duration positioning below that of its Lipper peer group given our interest-rate outlook. This included maintaining a slightly higher cash position in the portfolio to help shelter it from price pressures in an interest-rate environment that we believe will trend higher. We believe carrying slightly higher-than-average cash balances also affords the fund greater flexibility to purchase what we consider to be attractively valued bonds even in a rising-rate environment.

With approximately 95% of its assets anchored by investment-grade bonds at period-end, the portfolio remains invested primarily in a wide range of intermediate-term municipal bonds from around the nation. The rally in riskier municipal bonds pushed yields lower and narrowed credit spreads [the yield advantage that municipal bonds offer over U.S. Treasuries]. Our overweight positioning in bonds rated A and Baa benefited performance during the period.

The fund was weighted more toward essential service revenue bonds than G.O. bonds. Revenue bonds are typically issued by state and local governments to finance specific revenue-generating projects, and the projects’ receipts are used to service the debt. While we believe that conditions are improving at the state and local levels, we continued to underweight local G.O.s relative to the Lipper peer group because these securities rely on the taxing power of the issuer and the health of the local economy to make payments on these bonds.

Relative to the fund’s Lipper peer group, our sector overweights included continuing-care retirement communities, essential service utilities, higher education, and transportation bonds. Overall, this credit positioning helped fund performance.

What is your outlook for the municipal bond market, and how are you positioning the fund?

Over the course of the reporting period, investors appeared more willing to take on risk — suggesting that investors believe Fed policy is going to remain accommodative for some time. In the closing weeks of the period, the markets were encouraged by Fed Chair Janet Yellen’s May 7 testimony to lawmakers. Yellen suggested that the central bank would probably end its bond-buying stimulus program in the fall of 2014 if the labor market continued to improve. She noted that “a high degree of monetary accommodation remains warranted” with inflation and employment still far from the central bank’s goals.

Despite the strong start for municipal bonds in 2014 and our belief that the credit outlook for municipal bonds appears solid given improvement in U.S. growth, we still remain cautious and believe that there could be some volatility surrounding supply/demand factors and interest rates in the coming months. With regard to tax policy, we think comprehensive tax reform is unlikely at least until after the 2014 mid-term elections. Over the longer term, we believe federal deficits and pressures around social programs will likely contribute to the ongoing debate for broader tax reform, which could affect the value of municipal bonds.

The Fed is faced with a delicate balancing act as it seeks to communicate about further reductions in its bond-buying program and interest-rate policy. Meanwhile, we believe investments with moderate interest-rate sensitivity, such as those that compose the fund, can play a valuable role in a diversified portfolio by helping to soften the volatility of returns as investors absorb Fed policy adjustments.

8     Intermediate-Term Municipal Income Fund

Thank you, Susan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Susan A. McCormack holds an M.B.A. from the Stanford Graduate School of Business at Stanford University and an A.B. from Dartmouth College. She joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Susan, your fund’s portfolio managers are Paul M. Drury and Thalia Meehan.

IN THE NEWS

The unusually harsh winter in the United States and the Ukraine conflict led the World Bank to cut its outlook for global economic growth for 2014. In its June “Global Economic Prospects” report, the bank reduced its global growth forecast to 2.8% from the 3.2% projection it issued in January. Fortunately, the reduction reflects the slowdown that occurred during the winter, and developed economies appear poised to bounce back. Growth in the United States and Europe is expected to quicken as the effects of government spending cuts diminish, more people find jobs, and consumer and corporate demand rebounds, the bank reported. Meanwhile, many emerging-market economies continue to face headwinds. The bank also warned of a “hard landing” in China that could weigh down East Asian countries and hurt commodity exporters.

Intermediate-Term Municipal Income Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	1.94%	–2.14%	1.24%	–2.76%	1.07%	1.07%	1.65%	–1.66%	2.24%
Annual average	1.61	–1.78	1.03	–2.31	0.89	0.89	1.37	–1.38	1.86
1 year	2.01	–2.07	1.40	–3.60	1.25	0.25	1.76	–1.55	2.27
6 months	3.22	–0.91	2.91	–2.09	2.94	1.94	3.20	–0.16	3.35

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/14

	Barclays 7-Year Municipal Bond Index	Lipper Intermediate Municipal Debt Funds category average*
Life of fund	3.04%	1.88%
Annual average	2.52	1.56
1 year	3.13	2.24
6 months	3.91	4.07

 Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, and life-of-fund periods ended 5/31/14, there were 207, 203, and 199 funds, respectively, in this Lipper category.

10     Intermediate-Term Municipal Income Fund

Fund price and distribution information For the six-month period ended 5/31/14

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income 1	$0.055108		$0.025388	$0.018017	$0.042529		$0.067480
Capital gains 2	—		—	—	—		—
Total	$0.055108		$0.025388	$0.018017	$0.042529		$0.067480
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
11/30/13	$9.81	$10.22	$9.81	$9.80	$9.80	$10.13	$9.81
5/31/14	10.07	10.49	10.07	10.07	10.07	10.41	10.07
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate 3	1.04%	1.00%	0.46%	0.31%	0.79%	0.77%	1.28%
Taxable equivalent 4	1.84	1.77	0.81	0.55	1.40	1.36	2.26
Current 30-day SEC yield (with expense limitation) 5,6	N/A	0.95	0.40	0.23	N/A	0.75	1.22
Taxable equivalent 4	N/A	1.68	0.71	0.41	N/A	1.33	2.16
Current 30-day SEC yield (without expense limitation) 6	N/A	–0.15	–0.74	–0.97	N/A	–0.36	0.08
Taxable equivalent 4	N/A	–0.27	–1.31	–1.71	N/A	–0.64	0.14

 The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2014. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Intermediate-Term Municipal Income Fund     11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	1.96%	–2.12%	1.20%	–2.80%	1.01%	1.01%	1.64%	–1.66%	2.27%
Annual average	1.52	–1.66	0.93	–2.19	0.79	0.79	1.28	–1.30	1.77
1 year	4.57	0.38	3.94	–1.06	3.78	2.78	4.31	0.92	4.83
6 months	3.46	–0.68	3.16	–1.84	3.08	2.08	3.33	–0.03	3.59

 See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Net expenses for the fiscal year ended 11/30/13*†	0.85%	1.45%	1.60%	1.10%	0.60%
Total annual operating expenses for the fiscal year ended 11/30/13†	1.90%	2.50%	2.65%	2.15%	1.65%
Annualized expense ratio for the six-month period ended 5/31/14	0.85%	1.45%	1.60%	1.10%	0.60%

 Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

 Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/15.

†Other expenses have been annualized.

12     Intermediate-Term Municipal Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2013, to May 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$4.31	$7.34	$8.10	$5.57	$3.04
Ending value (after expenses)	$1,032.20	$1,029.10	$1,029.40	$1,032.00	$1,033.50

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2014, use the following calculation method. To find the value of your investment on December 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$4.28	$7.29	$8.05	$5.54	$3.02
Ending value (after expenses)	$1,020.69	$1,017.70	$1,016.95	$1,019.45	$1,021.94

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Intermediate-Term Municipal Income Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5.00% maximum during the first year to 1.00% during the second year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays 7-Year Municipal Bond Index measures the performance of investment-grade issues with remaining maturities of seven to eight years.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined

14     Intermediate-Term Municipal Income Fund

by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2014, Putnam employees had approximately $466,000,000 and the Trustees had approximately $113,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Intermediate-Term Municipal Income Fund     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Intermediate-Term Municipal Income Fund

The fund’s portfolio 5/31/14 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments

AGM Assured Guaranty Municipal Corporation

AMBAC AMBAC Indemnity Corporation

COP Certificates of Participation

FGIC Financial Guaranty Insurance Company

FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized

FNMA Coll. Federal National Mortgage Association Collateralized

G.O. Bonds General Obligation Bonds

GNMA Coll. Government National Mortgage Association Collateralized

NATL National Public Finance Guarantee Corp.

PSFG Permanent School Fund Guaranteed

Q-SBLF Qualified School Board Loan Fund

MUNICIPAL BONDS AND NOTES (94.8%)*	Rating**	Principal amount	Value
Arizona (6.4%)
AZ Agricultural Impt. & Pwr. Dist. Elec. Syst. Rev. Bonds, Ser. A, 5s, 12/1/22	Aa1	$75,000	$91,164
AZ Hlth. Fac. Auth. Rev. Bonds (Banner Hlth.), Ser. A, 5s, 1/1/17	AA–	50,000	55,464
AZ State COP, Ser. A, AGM, 5 1/4s, 10/1/20	AA	50,000	58,004
AZ State Trans. Board Hwy. Rev. Bonds (Maricopa Cnty.)
5s, 7/1/24	Aa1	70,000	80,829
4 1/4s, 7/1/19	Aa1	70,000	80,369
Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.), 5 1/4s, 5/15/21	A–	75,000	85,158
Pima Cnty., Swr. Rev. Bonds, Ser. A, 5s, 7/1/20	AA–	100,000	118,651
Scottsdale, Rev. Bonds, 5s, 7/1/20 (Prerefunded 7/1/16)	AAA	25,000	27,440
Scottsdale, Muni. Property Corp. Excise Tax Rev. Bonds, 5s, 7/1/25	AAA	100,000	121,943
			719,022
California (15.6%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(O’Connor Woods), 5s, 1/1/23	A	75,000	86,021
(Episcopal Sr. Cmntys.), 5s, 7/1/22	BBB+/F	50,000	55,719
Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. A
5s, 10/1/24	A3	25,000	29,711
5s, 10/1/21	A3	25,000	29,973
CA Edl. Fac. Auth. Rev. Bonds (Loyola-Marymount U.), Ser. A
5s, 10/1/17	A2	40,000	44,939
4s, 10/1/20	A2	60,000	65,555
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Northern CA Retired Officers), 5s, 1/1/20	A	100,000	117,305
(Stanford Hosp. & Clinics), Ser. A, 5s, 11/15/14	Aa3	100,000	102,162
CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA), 5s, 2/1/18	Baa1	50,000	54,475
CA State Dept. of Wtr. Resources Rev. Bonds, Ser. M, 4s, 5/1/16	Aa2	50,000	53,518

Intermediate-Term Municipal Income Fund     17

MUNICIPAL BONDS AND NOTES (94.8%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Pub. Wks. Board Rev. Bonds
(Judicial Council Projects), Ser. A, 5s, 3/1/20	A2	$100,000	$118,336
(Regents U.), Ser. C, NATL, FGIC, 4s, 9/1/20 (Escrowed to maturity)	Aaa	30,000	34,704
CA Statewide Cmnty. Dev. Auth. Mandatory Put Bonds (4/1/20) (Southern CA Edison Co.), 1.9s, 4/1/28	Aa3	100,000	101,158
CA Statewide Cmnty. Dev. Auth. Rev. Bonds (Sutter Hlth.), Ser. A, 5s, 8/15/22	Aa3	100,000	116,703
Corona-Norco, School Dist. Pub. Fin. Auth. Special Tax Bonds, Ser. A, 4s, 9/1/17	BBB+	25,000	27,127
Golden State Tobacco Securitization Corp. Rev. Bonds, Ser. A, 5s, 6/1/21	A2	100,000	119,124
Los Angeles Cnty., Redev. Auth. Tax Alloc. Bonds (Various Redev. Areas), Ser. D, AGM, 5s, 9/1/28	AA	100,000	109,190
Los Angeles, Unified School Dist. G.O. Bonds, Ser. I, 5s, 7/1/20	Aa2	75,000	88,101
Modesto, Irrigation Dist. Elec. Rev. Bonds, Ser. A, 5s, 7/1/23	A+	25,000	30,159
Oakland, Unified School Dist. Alameda Cnty., G.O. Bonds (Election of 2012), 5 1/2s, 8/1/23	BBB/P	75,000	87,688
Orange Cnty., Trans. Auth Toll Road Rev. Bonds (Sr. Lien — 91 Express Lane), 5s, 8/15/29	A1	100,000	113,470
Sacramento, Muni. Util. Dist. Fin. Auth. Rev. Bonds (Cosumnes), NATL, 5s, 7/1/18	AA–	20,000	21,634
San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds, Ser. B, 5s, 7/1/22	A2	50,000	57,247
Sweetwater, G.O. Bonds, Ser. C, AGM, zero %, 8/1/20	AA	50,000	41,648
Turlock, Irrigation Dist. Rev. Bonds, 5s, 1/1/23	A2	40,000	45,225
			1,750,892
Colorado (2.6%)
CO State Hlth. Fac. Auth. Rev. Bonds (Evangelical Lutheran Good Samaritan Society), 5s, 12/1/22	A3	75,000	85,019
Denver City & Cnty., Arpt. Rev. Bonds, Ser. A
5 1/2s, 11/15/19	A1	70,000	83,420
5s, 11/15/20	A1	30,000	34,964
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A1, NATL, 5 1/4s, 9/1/18	AA–	80,000	90,940
			294,343
Florida (5.0%)
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. P-2, 5s, 10/1/23	A1	40,000	46,687
Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds (Baptist Hosp., Inc.), 5s, 8/15/18	A3	100,000	111,845
FL State Auth. Utility Rev. Bonds (Golden Gate Util.), AGM, 5s, 7/1/22	AA	75,000	87,262
FL State Board of Ed. G.O. Bonds, Ser. B, 5s, 6/1/21	AAA	25,000	29,509
FL State Muni. Pwr. Agcy. Rev. Bonds (All Requirements Pwr.), Ser. A, 5 1/4s, 10/1/19	A2	50,000	59,279
Jea, Rev. Bonds, Ser. B, 4s, 10/1/22	Aa3	25,000	27,261

18     Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (94.8%)* cont.	Rating**	Principal amount	Value
Florida cont.
Manatee Cnty., Rev. Bonds, NATL, 5s, 10/1/17 (Prerefunded 10/1/16)	Aa2	$30,000	$33,242
Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev. Bonds, Ser. A, 5s, 7/1/22	A3	50,000	58,609
Orange Cnty., Rev. Bonds, Ser. C, 5s, 1/1/24	Aa2	55,000	66,800
South Broward, Hosp. Dist. Rev. Bonds (South Broward Hosp. Dist.), 4 3/4s, 5/1/22	Aa3	40,000	42,694
			563,188
Hawaii (0.8%)
Honolulu City & Cnty., G.O. Bonds
Ser. B, 5s, 11/1/22	Aa1	25,000	30,454
Ser. F, 5s, 9/1/17	Aa1	50,000	56,862
			87,316
Illinois (7.7%)
Chicago, G.O. Bonds, Ser. A, 4s, 1/1/24	A+	75,000	78,027
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. C, 5 1/4s, 1/1/27	A2	100,000	111,687
Ser. A, 5s, 1/1/22	A2	75,000	86,025
Chicago, Waste Wtr. Transmission Rev. Bonds, NATL, 5 1/2s, 1/1/17	AA–	75,000	83,558
Chicago, Wtr. Reclamation Dist. G.O. Bonds
5s, 12/1/35 (Prerefunded 12/1/16)	Aa1	70,000	77,994
Ser. A, 5s, 12/1/21	AAA	25,000	30,175
Ser. B, 5s, 12/1/21	AAA	75,000	90,524
IL State G.O. Bonds, 5s, 7/1/23	A3	50,000	56,744
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-2, AGM, 5s, 1/1/27 (Prerefunded 7/1/16)	AA	150,000	164,473
Railsplitter, Tobacco Settlement Auth. Rev. Bonds
5 1/4s, 6/1/21	A	20,000	23,705
5 1/4s, 6/1/20	A	50,000	59,164
			862,076
Maryland (1.3%)
Baltimore, Board of School Comm. Rev. Bonds, 5s, 5/1/16	Aa1	100,000	108,216
MD Econ. Dev. Corp. Poll. Control Rev. Bonds (Potomac Electric Power Co.), 6.2s, 9/1/22	A2	30,000	35,345
			143,561
Massachusetts (4.9%)
MA State Clean Energy Cooperative Corp. Rev. Bonds (Muni. Ltg. Plant Coop.), 5s, 7/1/26	A1	100,000	116,908
MA State Dev. Fin. Agcy. Rev. Bonds (MA College Pharmacy Allied)
Ser. E, AGM, 5s, 7/1/17	AA	25,000	27,683
4s, 7/1/22	A+	60,000	66,174
MA State Hlth. & Edl. Fac. Auth. Mandatory Put Bonds 4/1/16) (U. of MA), Ser. A, 0.7s, 11/1/30	Aa2	50,000	50,055
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds (Partners Hlth. Care Syst.)
Ser. J-2, 4 1/4s, 7/1/17	Aa2	50,000	55,310
4s, 7/1/19	Aa2	15,000	16,951

Intermediate-Term Municipal Income Fund     19

MUNICIPAL BONDS AND NOTES (94.8%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Port Auth. Rev. Bonds, Ser. B, 5s, 7/1/17	Aa3	$75,000	$84,524
MA State School Bldg. Auth. Sr. Sales Tax Rev. Bonds, Ser. B, 5s, 10/15/17	AA+	65,000	74,393
MA State Tpk. Auth. Rev. Bonds, Ser. A, FHLMC Coll., FNMA Coll.,GNMA Coll., 5 1/8s, 1/1/23 (Escrowed to maturity)	Aaa	50,000	60,544
			552,542
Michigan (4.3%)
Lansing, Board of Wtr. & Ltg. Util. Syst. Rev. Bonds, Ser. A
4s, 7/1/19	Aa3	50,000	55,133
4s, 7/1/18	Aa3	50,000	54,881
MI State Rev. Bonds, AGM, 5 1/2s, 11/1/20	AA+	50,000	60,442
MI State Hosp. Fin. Auth. Mandatory Put Bonds (4/1/20) (Ascension Hlth.), 1.95s, 11/15/47	AA+	75,000	74,020
MI State Hosp. Fin. Auth. Rev. Bonds (Henry Ford Hlth. Syst.), 5s, 11/15/19	A2	65,000	74,835
Troy, City School Dist. Bldg. & Site G.O. Bonds, Q-SBLF, 5s, 5/1/22	AA	100,000	119,899
Wayne Cnty., Arpt. Auth. Rev. Bonds (Detroit Metro. Arpt.), Ser. C, 5s, 12/1/17	A2	35,000	39,407
			478,617
Minnesota (2.8%)
Jordan, Indpt. School Bldg. G.O. Bonds (Dist. No. 717), Ser. A, 4s, 2/1/25	Aa2	90,000	99,710
Maple Grove, Hlth. Care Syst. Rev. Bonds (Maple Grove Hosp. Corp.), 5s, 5/1/21	Baa1	75,000	78,612
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev. Bonds
5s, 1/1/20	A	20,000	23,196
Ser. C, 3s, 1/1/17	A	20,000	21,061
MN State Muni. Pwr. Agcy. Elec. Rev. Bonds, 5s, 10/1/23	A3	75,000	88,053
			310,632
Mississippi (1.0%)
MS State G.O. Bonds, Ser. H, 4s, 12/1/21	Aa2	100,000	114,223
			114,223
Missouri (1.0%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A, 5s, 6/1/19	A+	100,000	114,594
			114,594
Nebraska (0.8%)
NE Pub. Pwr. Dist. Rev. Bonds, Ser. A, 5s, 1/1/19	A1	75,000	87,614
			87,614
Nevada (2.3%)
Clark Cnty., Arpt. Rev. Bonds, Ser. 08-E, 4s, 7/1/17	Aa3	150,000	164,887
Las Vegas, Special Assmt. Bonds (Dist. No. 607 Local Impt.), 5s, 6/1/24	BB/P	25,000	26,214
NV State G.O. Bonds, 5s, 8/1/20	Aa2	55,000	65,746
			256,847

20     Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (94.8%)* cont.	Rating**	Principal amount	Value
New Hampshire (0.3%)
NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.), Ser. A, 5 1/4s, 10/1/19	Baa1	$25,000	$28,595
			28,595
New Jersey (7.7%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev. Bonds, 5s, 10/1/22	Aa2	100,000	119,260
NJ State G.O. Bonds, Ser. Q, 5s, 8/15/21	A1	65,000	76,851
NJ State Econ. Dev. Auth. Rev. Bonds (School Fac. Construction), Ser. K, AMBAC, 5 1/2s, 12/15/19	A2	145,000	172,113
NJ State Edl. Fac. Auth. Rev. Bonds
(Montclair St. U.), Ser. J, NATL, 5 1/4s, 7/1/17	A1	50,000	56,860
(Ramapo College of NJ), Ser. A, 5s, 7/1/16	A2	50,000	54,043
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 5 3/4s, 7/1/15	BBB–	15,000	15,486
5s, 9/15/23	A2	75,000	87,400
(Holy Name Med. Ctr.), 4 1/2s, 7/1/20	Baa2	25,000	27,359
(Hackensack U. Med. Ctr.), 4 1/2s, 1/1/17	A3	25,000	27,145
(St. Barnabas Hlth.), Ser. A, 4 3/8s, 7/1/20	Baa1	15,000	16,701
(Holy Name Med. Ctr.), 4 1/4s, 7/1/18	Baa2	60,000	64,646
NJ State Tpk. Auth. Rev. Bonds, Ser. A, 5s, 1/1/21	A+	100,000	118,396
NJ State Trans. Trust Fund Auth. Rev. Bonds (Trans. Syst.), Ser. A, 5s, 6/15/20	A2	25,000	29,194
			865,454
New York (8.0%)
Niagara Area Dev. Corp. Rev. Bonds (Niagra U.), Ser. A, 5s, 5/1/18	BBB+	100,000	110,904
NY City, G.O. Bonds
Ser. C-1, 5s, 10/1/18	Aa2	25,000	28,518
Ser. H, 4s, 3/1/23	Aa2	95,000	106,442
NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. C-1, 3 3/4s, 11/1/16	Aa2	25,000	26,393
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. AA, 5s, 6/15/16	AA+	35,000	38,260
Ser. EE, 5s, 6/15/16	AA+	30,000	32,795
NY State Dorm. Auth. Rev. Bonds (Mount Sinai Hosp.), Ser. A, 4s, 7/1/20	A2	25,000	27,877
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds (Fordham U.), 5s, 7/1/17	A2	30,000	33,751
NY State Hsg. Fin. Agcy. Rev. Bonds (Affordable Hsg.), Ser. AA, 3.8s, 5/1/20	Aa2	50,000	53,948
NY State Urban Dev. Corp. Rev. Bonds
(State Personal Income Tax), Ser. A-2, NATL, 5 1/2s, 3/15/21	AAA	125,000	152,875
Ser. B, 5s, 1/1/18	AA–	25,000	28,541
Port Auth. NY & NJ Rev. Bonds, 5s, 7/15/24	Aa3	100,000	113,954
Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 5s, 6/1/17	AA–	25,000	28,161

Intermediate-Term Municipal Income Fund     21

MUNICIPAL BONDS AND NOTES (94.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Triborough, Bridge & Tunnel Auth. Rev. Bonds, Ser. B, 5s, 11/15/23	Aa3	$50,000	$60,098
Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev. Bonds (Kendal on Hudson), 4s, 1/1/23	BBB/F	50,000	51,875
			894,392
North Carolina (1.4%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, 6s, 1/1/22	AA	50,000	61,620
NC State Muni. Pwr. Agcy. No. 1 Catawba Elec. Rev. Bonds, Ser. A, 5 1/4s, 1/1/19	A2	95,000	108,639
			170,259
Ohio (2.8%)
Hamilton Cnty., Hlth. Care Rev. Bonds (Life Enriching Cmntys.), 4s, 1/1/21	BBB	50,000	52,113
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds (Kendal at Oberlin), 5s, 11/15/23	A–	50,000	56,981
OH State G.O. Bonds (Higher Ed.), Ser. A
5s, 8/1/22	Aa1	50,000	61,070
5s, 2/1/22	Aa1	25,000	30,145
OH State Tpk. Comm. Rev. Bonds, 5s, 2/15/27	A1	100,000	114,383
			314,692
Oregon (0.5%)
Yamhill Cnty., G.O. Bonds (McMinnville-School Dist. #40), AGM, 5s, 6/15/26 (Prerefunded 6/15/17)	Aa1	50,000	56,549
			56,549
Pennsylvania (5.4%)
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev. Bonds (U. Student Housing, LLC), 3s, 8/1/19	Baa3	100,000	100,235
Cumberland Cnty., Muni. Auth. Rev. Bonds (Dickinson College), 5s, 11/1/18	A+	25,000	28,452
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds (Student Svcs., Inc. Student Hsg. at Millersville U. of PA), 5s, 7/1/30	Baa3	40,000	42,146
Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Gannon U.), 3s, 5/1/17	Baa2	40,000	41,193
Gen. Auth. of South Central Rev. Bonds (York College of PA), 4s, 11/1/19	A	30,000	32,867
Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds (Susquehanna Hlth. Syst.), Ser. A
5.1s, 7/1/20	BBB+	25,000	27,878
5s, 7/1/18	BBB+	25,000	27,910
Northampton Cnty., Hosp. Auth. Rev. Bonds, Ser. A, 5s, 8/15/20	A3	25,000	28,230
PA Hsg. Fin. Agcy. Rev. Bonds, Ser. 115A, 3.35s, 10/1/23	AA+	100,000	99,048
PA State G.O. Bonds, Ser. 2, 5s, 2/15/22	Aa2	30,000	34,819
PA State Pub. School Bldg. Auth. Rev. Bonds
(Northampton Cnty. Area), 5 1/4s, 3/1/20	A1	25,000	29,267
(Northampton Cnty. Area Cmnty. College), Ser. A, 5s, 6/15/28	AA	50,000	55,916
Philadelphia, Gas Wks. Rev. Bonds, Ser. 9, AGM, 5s, 8/1/22	AA	55,000	63,378
			611,339

22     Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (94.8%)* cont.	Rating**	Principal amount	Value
Texas (6.7%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds (Life School of Dallas), Ser. A, PSFG, 5s, 8/15/26	AAA	$100,000	$119,984
Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory Put Bonds (5/1/28) (Dow Chemical), 5.9s, 5/1/38	BBB	75,000	81,634
Crowley, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 8/1/19	Aaa	75,000	88,841
Midland, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/18	Aaa	80,000	92,121
North TX, Tollway Auth. Mandatory Put Bonds (1/1/16), Ser. E-3, 5 3/4s, 1/1/38	A2	100,000	107,698
San Antonio, G.O. Bonds, 4s, 2/1/16	Aaa	150,000	159,380
TX State G.O. Bonds, 5s, 4/1/16	Aaa	100,000	108,624
			758,282
Virginia (0.6%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A2	60,000	66,302
			66,302
Washington (4.1%)
Energy N W, Elec. Pwr. Rev. Bonds (Bonneville Pwr. Administration), Ser. 3-A, 5s, 7/1/15	Aa1	125,000	131,481
Seattle, Light & Pwr. Rev. Bonds, Ser. A, 5s, 2/1/26	Aa2	100,000	114,255
WA State G.O. Bonds, Ser. C, 4s, 2/1/19	Aa1	150,000	169,116
WA State Hlth. Care Fac. Auth. Rev. Bonds (Swedish Hlth. Svcs.), Ser. A, 4s, 11/15/18 (Escrowed to maturity)	AAA/F	40,000	45,263
			460,115
Wisconsin (0.8%)
WI State Dept. of Trans. Rev. Bonds, Ser. 1, 5s, 7/1/29	AA+	75,000	85,916
			85,916

TOTAL INVESTMENTS
Total investments (cost $10,517,723)	$10,647,362

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2013 through May 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $11,233,066.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

Intermediate-Term Municipal Income Fund     23

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Utilities	15.8%
State debt	14.5
Transportation	14.2
Health care	13.3
Local debt	11.7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$10,647,362	$—
Totals by level	$—	$10,647,362	$—

The accompanying notes are an integral part of these financial statements.

24     Intermediate-Term Municipal Income Fund

	Statement of assets and liabilities 5/31/14 (Unaudited)
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $10,517,723)	$10,647,362
	Cash	491,564
	Interest and other receivables	138,046
	Receivable for shares of the fund sold	5
	Receivable for investments sold	562,236
	Receivable from Manager (Note 2)	16,793
	Prepaid assets	39,173
	Total assets	11,895,179
	LIABILITIES
	Payable for shares of the fund repurchased	500,140
	Payable for custodian fees (Note 2)	2,773
	Payable for investor servicing fees (Note 2)	991
	Payable for Trustee compensation and expenses (Note 2)	153
	Payable for administrative services (Note 2)	35
	Payable for distribution fees (Note 2)	5,098
	Distributions payable to shareholders	9,743
	Payable for offering costs (Note 1)	104,777
	Other accrued expenses	38,403
	Total liabilities	662,113
	Net assets	$11,233,066

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,103,715
	Undistributed net investment income (Note 1)	127
	Accumulated net realized loss on investments (Note 1)	(415)
	Net unrealized appreciation of investments	129,639
	Total — Representing net assets applicable to capital shares outstanding	$11,233,066
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($10,996,365 divided by 1,091,589 shares)	$10.07
	Offering price per class A share (100/96.00 of $10.07)*	$10.49
	Net asset value and offering price per class B share ($79,832 divided by 7,924 shares)**	$10.07
	Net asset value and offering price per class C share ($86,418 divided by 8,578 shares)**	$10.07
	Net asset value and redemption price per class M share ($10,147 divided by 1,007 shares)	$10.07††
	Offering price per class M share (100/96.75 of $10.07)†	$10.41
	Net asset value, offering price and redemption price per class Y share ($60,304 divided by 5,986 shares)	$10.07
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
††	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund     25

Statement of operations Six months ended 5/31/14 (Unaudited)
INTEREST INCOME	$117,072

EXPENSES
Compensation of Manager (Note 2)	$25,686
Investor servicing fees (Note 2)	2,970
Custodian fees (Note 2)	3,163
Trustee compensation and expenses (Note 2)	369
Distribution fees (Note 2)	15,308
Administrative services (Note 2)	161
Amortization of offering costs (Note 1)	30,715
Reports to shareholders	10,138
Auditing and tax fees	21,040
Blue sky expense	21,640
Other	611
Fees waived and reimbursed by Manager (Note 2)	(80,840)
Total expenses	50,961
Expense reduction (Note 2)	(51)
Net expenses	50,910
Net investment income	66,162

Net realized gain on investments (Notes 1 and 3)	84
Net unrealized appreciation of investments during the period	324,774
Net gain on investments	324,858
Net increase in net assets resulting from operations	$391,020

The accompanying notes are an integral part of these financial statements.

26     Intermediate-Term Municipal Income Fund

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/14*	For the period 3/18/13 (commencement of operations) to 11/30/13
	Operations:
	Net investment income	$66,162	$72,384
	Net realized gain (loss) on investments	84	(499)
	Net unrealized appreciation (depreciation) of investments	324,774	(195,135)
	Net increase (decrease) in net assets resulting from operations	391,020	(123,250)
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(64,531)	(72,198)
	Class B	(139)	(29)
	Class C	(202)	(18)
	Class M	(43)	(50)
	Class Y	(670)	(539)
	Increase (decrease) from capital share transactions (Note 4)	(528,791)	1,632,506
	Total increase (decrease) in net assets	(203,356)	1,436,422
	NET ASSETS
	Beginning of period (Note 5)	11,436,422	10,000,000
	End of period (including undistributed net investment income of $127 and distributions in excess of net investment income $450, respectively)	$11,233,066	$11,436,422
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund     27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,c]	Ratio of net investment income (loss) to average net assets (%)[c]	Portfolio turnover (%)
Class A
May 31, 2014**	$9.81	.06	.26	.32	(.06)	(.06)	10.07	3.22*	$10,996	.42*	.56*	12*
November 30, 2013†	10.00	.07	(.19)	(.12)	(.07)	(.07)	9.81	(1.24) *	11,310	.59*[d]	.68*[d]	—*[e]
Class B
May 31, 2014**	$9.81	.03	.26	.29	(.03)	(.03)	10.07	2.91*	$80	.72*	.26*	12*
November 30, 2013†	10.00	.03	(.19)	(.16)	(.03)	(.03)	9.81	(1.63) *	38	.99*[d]	.28*[d]	—*[e]
Class C
May 31, 2014**	$9.80	.02	.27	.29	(.02)	(.02)	10.07	2.94*	$86	.80*	.18*	12*
November 30, 2013†	10.00	.02	(.20)	(.18)	(.02)	(.02)	9.80	(1.82) *	10	1.08*[d]	.18*[d]	—*[e]
Class M
May 31, 2014**	$9.80	.04	.27	.31	(.04)	(.04)	10.07	3.20*	$10	.55*	.43*	12*
November 30, 2013†	10.00	.05	(.20)	(.15)	(.05)	(.05)	9.80	(1.50) *	10	.76*[d]	.50*[d]	—*[e]
Class Y
May 31, 2014**	$9.81	.07	.26	.33	(.07)	(.07)	10.07	3.35*	$60	.30*	.68*	12*
November 30, 2013†	10.00	.08	(.19)	(.11)	(.08)	(.08)	9.81	(1.07) *	68	.42*[d]	.90*[d]	—*[e]

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
May 31, 2014	0.68%
November 30, 2013	1.19

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

11/30/13
Class A	0.01%
Class B	0.04
Class C	0.05
Class M	0.02
Class Y	0.01

e Amount represents less than 1.00%.

The accompanying notes are an integral part of these financial statements.

28	Intermediate-Term Municipal Income Fund	Intermediate-Term Municipal Income Fund	29

Notes to financial statements 5/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2013 through May 31, 2014.

Putnam Intermediate-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have intermediate-term maturities (three to ten years). The bonds the fund invests in are mainly investment-grade in quality. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined

30     Intermediate-Term Municipal Income Fund

as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2013, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$499	$—	$499

The aggregate identified cost on a tax basis is $10,517,723, resulting in gross unrealized appreciation and depreciation of $161,579 and $31,940, respectively, or net unrealized appreciation of $129,639.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis

Intermediate-Term Municipal Income Fund     31

that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $104,777 have been fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion, and
0.355%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2016, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.60% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $4,906 as a result of this limit.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $75,934 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,901
Class B	14
Class C	27
Class M	2
Class Y	26
Total	$2,970

32     Intermediate-Term Municipal Income Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $51 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$14,494
Class B	236
Class C	553
Class M	25
Total	$15,308

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $287 and $0 from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,273,933 and $1,291,634, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Intermediate-Term Municipal Income Fund     33

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	114,349	$1,128,842	167,488	$1,640,739
Shares issued in connection with reinvestment of distributions	561	5,577	5,250	51,477
	114,910	1,134,419	172,738	1,692,216
Shares repurchased	(176,852)	(1,765,577)	(15,207)	(148,169)
Net increase (decrease)	(61,942)	$(631,158)	157,531	$1,544,047

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	4,013	$40,009	2,895	$28,376
Shares issued in connection with reinvestment of distributions	14	136	2	20
	4,027	40,145	2,897	28,396
Shares repurchased	—	—	—	—
Net increase	4,027	$40,145	2,897	$28,396

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	16,075	$158,622	—	$—
Shares issued in connection with reinvestment of distributions	7	67	1	11
	16,082	158,689	1	11
Shares repurchased	(8,505)	(85,480)	—	—
Net increase	7,577	$73,209	1	$11

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	3	37	4	35
	3	37	4	35
Shares repurchased	—	—	—	—
Net increase	3	$37	4	$35

34     Intermediate-Term Municipal Income Fund

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	26,161	$256,121	5,901	$59,509
Shares issued in connection with reinvestment of distributions	56	553	52	508
	26,217	256,674	5,953	60,017
Shares repurchased	(27,184)	(267,698)	—	—
Net increase (decrease)	(967)	$(11,024)	5,953	$60,017

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	901,481	82.58%	$9,077,914
Class B	1,004	12.67	10,110
Class C	1,003	11.69	10,100
Class M	1,007	100	10,147

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 15, 2013 and commenced operations on March 18, 2013. Prior to March 18, 2013 the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued
Class A	$9,960,000	996,000
Class B	$10,000	1,000
Class C	$10,000	1,000
Class M	$10,000	1,000
Class Y	$10,000	1,000

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Intermediate-Term Municipal Income Fund     35

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		5,415,154,963	14,207,845
Ravi Akhoury		5,415,184,974	14,177,833
Barbara M. Baumann		5,415,851,291	13,511,517
Jameson A. Baxter		5,415,767,570	13,595,238
Charles B. Curtis		5,415,854,394	13,508,413
Robert J. Darretta		5,416,022,043	13,340,765
Katinka Domotorffy		5,415,419,173	13,943,635
John A. Hill		5,415,885,634	13,477,174
Paul L. Joskow		5,416,010,424	13,352,383
Kenneth R. Leibler		5,415,817,292	13,545,516
Robert E. Patterson		5,415,985,292	13,377,516
George Putnam, III		5,415,959,400	13,403,408
Robert L. Reynolds		5,416,108,530	13,254,278
W. Thomas Stephens		5,415,918,406	13,444,402
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
1,045,621	—	10,611	22,427
A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:
Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192
All tabulations are rounded to the nearest whole number.

36     Intermediate-Term Municipal Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Intermediate-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

Putnam INVESTMENTS

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

SA119
288471 7/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2014